UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 17, 2017 (August 16, 2017)

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Contribution Agreement

On August 16, 2017, Alta Mesa Holdings, LP, a Texas limited partnership (“Alta Mesa”), entered into a Contribution Agreement (the “AM Contribution Agreement”) with Silver Run Acquisition Corporation II, a Delaware corporation (“SRII”), High Mesa Holdings, LP, a Delaware limited partnership (the “AM Contributor”), High Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of the AM Contributor, Alta Mesa Holdings GP, LLC, a Texas limited liability company and the sole general partner of Alta Mesa (“Alta Mesa GP”), and, solely for certain provisions therein, the equity owners of the AM Contributor, pursuant to which SRII will acquire from the AM Contributor (i) all of its limited partner interests in Alta Mesa and (ii) 100% of the economic interests and 90% of the voting interests in Alta Mesa GP, on the terms and subject to the conditions set forth therein (the “AM Contribution”).

Pursuant to the AM Contribution, SRII will contribute cash to SRII Opco, LP, a Delaware limited partnership and wholly owned subsidiary of SRII (“SRII Opco”), in exchange for (a) a number of common units representing limited partner interests in SRII Opco (the “Common Units”) equal to the number of shares of SRII’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), outstanding as of the Closing (as defined herein), and (b) a number of SRII Opco warrants exercisable for Common Units equal to the number of SRII’s warrants outstanding as of the Closing. Following the Closing, SRII will control SRII Opco through its ownership of SRII Opco GP, LLC, the sole general partner of SRII Opco.

Simultaneous with the execution of the AM Contribution Agreement, SRII entered into (i) a Contribution Agreement (the “KFM Contribution Agreement”) with KFM Holdco, LLC, a Delaware limited liability company (the “KFM Contributor”), Kingfisher Midstream, LLC, a Delaware limited liability company (“Kingfisher”), and, solely for certain provisions therein, the equity owners of the KFM Contributor, pursuant to which SRII will acquire 100% of the outstanding membership interests in Kingfisher (the “KFM Contribution”); and a Contribution Agreement (the “RS Contribution Agreement” and, together with the AM Contribution Agreement and the KFM Contribution Agreement, the “Contribution Agreements”) with Riverstone VI Alta Mesa Holdings, L.P., a Delaware limited partnership (the “RS Contributor”), pursuant to which SRII will acquire from the RS Contributor all of its limited partner interests in Alta Mesa.

The acquisition of Alta Mesa and Kingfisher pursuant to the Contribution Agreements is referred to herein as the “business combination” and the transactions contemplated by the Contribution Agreements are referred to herein as the “Transactions.”

In connection with the execution of the RS Contribution Agreement, the RS Contributor will make a $200 million capital contribution to Alta Mesa, in exchange for limited partner interests in Alta Mesa. Alta Mesa may use such capital to fund its capital expenditures during the interim period. Additionally, pursuant to that certain forward purchase agreement between SRII and Riverstone VI SR II Holdings, L.P. (“Riverstone”), dated as of August 16, 2017, Riverstone has agreed to purchase up to $200 million shares of SRII Class A Common Stock in order to consummate the business combination.

Consideration

Pursuant to the AM Contribution Agreement, at the closing of the Transactions (the “Closing”), the AM Contributor will receive consideration consisting of 220,000,000 Common Units, as adjusted (i) upward for any inorganic acquisition capital expenditures invested by Alta Mesa during the interim period (based on a value of $10.00 per Common Unit); (ii) downward for the $200 million to be contributed by the RS Contributor to Alta Mesa during the interim period (based on a value of $10.00 per Common Unit) as described in further detail below and (iii) downward for debt and transaction expenses.

The AM Contributor will also purchase from SRII a number of newly issued shares of non-economic capital stock of SRII, designated as Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), corresponding to the number of Common Units received by the AM Contributor at the Closing.

In addition to the above, for a period of seven years following the Closing, the AM Contributor will be entitled to receive an aggregate of up to $800 million in earn-out consideration to be paid in the form of Common Units (and acquire a corresponding number of shares of Class C Common Stock) as specified below if the 20-day volume-weighted average price (“20-Day VWAP”) of the Class A Common Stock equals or exceeds the following prices (each such payment, an “Earn-Out Payment”):

20-Day VWAP	Earn-Out Consideration
$14.00	10,714,285 Common Units
$16.00	9,375,000 Common Units
$18.00	13,888,889 Common Units
$20.00	12,500,000 Common Units

The AM Contributor will not be entitled to receive a particular Earn-Out Payment on more than one occasion and, if, on a particular date, the 20-Day VWAP entitles the AM Contributor to more than one Earn-Out Payment (each of which has not been previously paid), the AM Contributor will be entitled to receive each such Earn-Out Payment. The AM Contributor will be entitled to the earn-out consideration described above in connection with certain liquidity events of SRII, including a merger or sale of all or substantially all of SRII’s assets, if the consideration paid to holders of Class A Common Stock in connection with such liquidity event is greater than any of the above-specified 20-Day VWAP hurdles.

SRII will also contribute $400 million in cash to Alta Mesa at the Closing.

Exchange or Redemption of Common Units

Beginning 180 days after the Closing, the AM Contributor will have the right to redeem its Common Units for shares of SRII Class A Common Stock or cash (at SRII’s election). Upon any redemption of Common Units by the AM Contributor, a corresponding number of shares of Class C Common Stock owned by the AM Contributor will be cancelled.

Issuance of Preferred Stock

Pursuant to the Contribution Agreements, upon the Closing, SRII will issue to each of Bayou City Energy Management, LLC, a Delaware limited liability company (“Bayou City”), HPS Investment Partners, LLC, a Delaware limited liability company (“Highbridge”), and AM Equity Holdings, LP, a Texas limited partnership (“Management”), one newly issued share of its Series A preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”). In addition, SRII will issue to the RS Contributor one share of its Series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, “Preferred Stock”). The shares of Preferred Stock will entitle Bayou City, Highbridge, Management and the RS Contributor to nominate and elect directors to SRII’s Board of Directors (the “Board”) for a period of five years following the Closing based on their and their affiliates’ beneficial ownership of SRII Class A Common Stock as follows:

Holder / Beneficial Ownership and Other Requirements	Designation Right
Bayou City and its affiliates
• at least 10%	one director who must be independent for purposes of the listing rules of The NASDAQ Capital Markets (“NASDAQ”)

Highbridge and its affiliates
• at least 10%	one director who must be independent for purposes of the listing rules of NASDAQ

Management and its affiliates
• at least 10%	two directors who need not be independent for purposes of the listing rules of NASDAQ

• less than 10% but at least 5% and either Hal Chappelle or Michael Ellis is a member of SRII’s management	one director who need not be independent for purposes of the listing rules of NASDAQ

RS Contributor and its affiliates
• at least 15%	three directors (one of whom will be the Chairman)
• less than 15% but at least 10%	two directors (one of whom will be the Chairman)
• less than 10% but at least 5%	one director (who may be the Chairman if such person is Jim Hackett)

Representations, Warranties and Covenants

The AM Contribution Agreement contains customary representations and warranties by the parties thereto. The representations and warranties of the AM Contributor included in the AM Contribution Agreement do not survive the Closing.

The AM Contribution Agreement contains customary pre-closing covenants of the parties, including the obligation of Alta Mesa to conduct its business in the ordinary course consistent with past practice and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of SRII. Additionally, Alta Mesa has agreed not to directly or indirectly solicit, negotiate or enter into any agreement with any other person relating to an acquisition of any interests in such party or all or substantially all of Alta Mesa’s assets. Similarly, SRII has agreed not to solicit, negotiate or enter into any agreement with any person (other than Alta Mesa) relating to SRII’s acquisition of such other person.

Under the AM Contribution Agreement, Alta Mesa has also agreed to transfer to its existing owners all of the assets and liabilities related to its oil and gas properties located outside of Oklahoma (the “non-STACK assets”) prior to the Closing, and such existing owners will indemnify Alta Mesa for any losses relating to employment, environmental and tax liabilities of such non-STACK assets.

Conditions to the Parties’ Obligations to Consummate the Transaction

Under the AM Contribution Agreement, the obligations of the applicable parties to consummate the transactions contemplated thereby is subject to a number of customary conditions, including, among others, the following: (i) the absence of specified adverse laws or orders; (ii) if applicable, the expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the representations and warranties of the other parties being true and correct, subject to the materiality standards contained in the AM Contribution Agreement; (iv) material compliance by the other parties with their respective covenants; (v) no material adverse effect having occurred with respect to Alta Mesa since the signing of the AM Contribution Agreement; (vi) the approval for listing on the NASDAQ of the shares of Class A Common Stock issuable to the AM Contributor, the KMF Contributor and the RS Contributor and (vii) the approval of the business combination and the Transactions by SRII’s stockholders. The closing of the transactions contemplated under the AM Contribution Agreement is also conditioned upon the closing of the KFM Contribution Agreement and the RS Contribution Agreement.

In addition to the above conditions, under the AM Contribution Agreement, it is a condition to each party’s obligation to consummate the AM Contribution that SRII Opco’s leverage ratio is less than 1.5x on a pro forma, last twelve months (LTM) basis (the “Leverage Ratio Condition”).

Termination Rights

The AM Contribution Agreements contains certain customary termination rights, including, among others, the following: (i) if the closing of the applicable transaction is not consummated by February 28, 2018 (the “Outside Date”); (ii) upon the applicable parties’ mutual written consent; (iii) if the consummation of the applicable transaction is prohibited by law; (iv) breach of a representation, warranty, covenant or other agreement by a party which has not been cured by the earlier of (x) 30 days following written notice from the other party of such breach and (y) the Outside Date; (v) by either party if the KFM Contribution Agreement has been terminated in accordance with its terms or (vi) by the AM Contributor if the board of directors of SRII has changed its recommendation for the stockholders of SRII to approve the business combination.

None of the parties to the AM Contribution Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the AM Contribution Agreement.

Other Ancillary Agreements

The AM Contribution Agreement contemplates the execution by the parties of various agreements at the Closing, including, among others, (i) a registration rights agreement relating to the resale of the shares of Class A Common Stock issuable to the AM Contributor, the KFM Contributor and the RS Contributor, (ii) a management services agreement pursuant to which Alta Mesa’s management will perform certain services for High Mesa, Inc., a current affiliate of Alta Mesa, (iii) a tax receivable agreement pursuant to which SRII will agree to pay the AM Contributor and the RS Contributor 85% of the cash tax savings realized as a result of tax benefits created upon the exchange of their Common Units, and (iv) a partnership agreement of SR II Opco defining the rights of the parties thereto.

The AM Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and the foregoing descriptions thereof are qualified in their entirety by reference to such exhibit. The AM Contribution Agreement is filed herewith to provide investors with information regarding their respective terms, and are not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the AM Contribution Agreement were made as of the date of the AM Contribution Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the AM Contribution Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the AM Contribution Agreement. Moreover, certain representations and warranties in the AM Contribution Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the AM Contribution Agreement as characterizations of the actual statements of fact about the parties.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the AM Contribution Agreement described in Item 1.01 above, on August 16, 2017, Alta Mesa GP, the AM Contributor and the RS Contributor entered into a Sixth Amended and Restated Agreement of Limited Partnership (the “Amended Partnership Agreement”). The Amended Partnership Agreement reflects, among other things, certain changes in the ownership of Alta Mesa, and provides for certain preemptive rights, tag-along rights, and drag-along rights for the limited partners.

In connection with Amended Partnership Agreement, the existing limited partners of Alta Mesa transferred their interests in Alta Mesa to the AM Contributor. The Amended Partnership Agreement reflects the admission of the RS Contributor and the AM Contributor to Alta Mesa as limited partners, and provides for certain distribution rights for the Class A and Class B Limited Partners (as defined therein) with respect to the STACK and non-STACK assets.

In addition, on August 16, 2017, the owners of Alta Mesa GP entered into a Fifth Amended and Restated Limited Liability Company Agreement, which was amended to, among other things, show certain changes in the ownership of Alta Mesa GP and reflect that the holders of Class A Units (as defined therein) are entitled to 100% of the economic rights with respect to Alta Mesa GP and the holders of Class B Units (as defined therein) are entitled to 100% of the voting rights with respect to Alta Mesa GP.

Item 7.01. Regulation FD Disclosure.

On August 17, 2017, Alta Mesa provided information regarding the proposed business combination in an investor presentation, a copy of which is furnished as Exhibit 99.1 hereto.

On August 17, 2017, Alta Mesa provided information regarding the proposed business combination in a pre-recorded webcast. A copy of the transcript of the pre-recorded webcast is attached as Exhibit 99.2 hereto.

On August 17, 2017, Alta Mesa issued a press release announcing the proposed business transaction, a copy of which is furnished as Exhibit 99.3 hereto.

The information referenced under Item 7.01 (including Exhibits 99.1, 99.2 and 99.3 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement, report or other document filed by Alta Mesa pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title of Document
2.1	Contribution Agreement, dated as of August 16, 2017, by and among High Mesa Holdings, LP, High Mesa Holdings GP, LLC, Alta Mesa Holdings, LP, Alta Mesa Holdings GP, LLC, Silver Run Acquisition Corporation II, and, solely for certain provisions therein, the Contributor Owners party thereto.*

3.1	Sixth Amended and Restated Agreement of Limited Partnership of Alta Mesa Holdings, LP, dated as of August 16, 2017.

3.2	Fifth Amended and Restated Limited Liability Company Agreement of Alta Mesa Holdings GP, LLC, dated as of August 16, 2017.

99.1	Investor Presentation dated August 17, 2017.

99.2	Transcript of Investor Webcast dated August 17, 2017.

99.3	Press Release dated August 17, 2017.

*	Certain Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Alta Mesa agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Alta Mesa’s ability to effect the business combination; the benefits of the business combination; the future financial performance of SRII following the business combination; changes in Alta Mesa’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Alta Mesa’s views as of any subsequent date, and Alta Mesa does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Alta Mesa’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Contribution Agreements; (ii) the outcome of any legal proceedings that may be instituted against SRII or Alta Mesa following announcement of the Transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SRII, or other conditions to closing in the Contribution Agreements; (iv) the risk that the proposed business combination disrupts current plans and operations of SRII, Alta Mesa or Kingfisher as a result of the announcement and consummation of the Transactions; (v) the ability of the combined company to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that SRII or Alta Mesa may be adversely affected by other economic, business, and/or competitive factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

August 17, 2017	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document
2.1	Contribution Agreement, dated as of August 16, 2017, by and among High Mesa Holdings, LP, High Mesa Holdings GP, LLC, Alta Mesa Holdings, LP, Alta Mesa Holdings GP, LLC, Silver Run Acquisition Corporation II, and, solely for certain provisions therein, the Contributor Owners party thereto.*

3.1	Sixth Amended and Restated Agreement of Limited Partnership of Alta Mesa Holdings, LP, dated as of August 16, 2017.

3.2	Fifth Amended and Restated Limited Liability Company Agreement of Alta Mesa Holdings GP, LLC, dated as of August 16, 2017.

99.1	Investor Presentation dated August 17, 2017.

99.2	Transcript of Investor Webcast dated August 17, 2017.

99.3	Press Release dated August 17, 2017.

*	Certain Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Alta Mesa agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.